UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2005 (May 12, 2005)

MOODY’S CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Church Street
New York, New York 10007
(Address of Principal Executive Offices)

(212) 553-0300
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
ITEM 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) Departure of Directors or Principal Officers

     Reference is made to Item 5.02(c) for a description of the appointment of Jeanne M. Dering to a new position in the Company and the relinquishment by her of her responsibilities as Chief Financial Officer.

     (c) Appointment of Principal Officers

     The Company announced that Jeanne M. Dering has been named Executive Vice President— Global Regulatory Affairs and Compliance, a new position for the Company. Ms. Dering also will retain her current executive responsibility for information technology and will assume executive responsibility for corporate communications. Ms. Dering will continue to report to Raymond W. McDaniel, Jr., Chairman and Chief Executive Officer of the Company. In connection with such appointment, Ms. Dering will be relinquishing, effective as of May 16, 2005, her responsibilities as Chief Financial Officer, a position which she has held since 2000.

     The Company also announced that Linda S. Huber, 46, will join the Company as Executive Vice President and Chief Financial Officer, effective as of May 16, 2005. Ms. Huber will report to Mr. McDaniel. Ms. Huber will oversee the Company’s global finance activities, and will also have executive responsibility for the Company’s corporate development and human resources functions. Ms. Huber was most recently Executive Vice President and Chief Financial Officer of U.S. Trust Company, an investment management company and a subsidiary of Charles Schwab & Company, Inc.

     In connection with her employment, Ms. Huber will receive a signing bonus of $100,000, a base salary of $450,000 per year (subject to future adjustment) and a target bonus for 2005 of $360,000. In addition, Ms. Huber will receive, as of July 1, 2005, options to purchase 66,667 shares of Common Stock (after giving effect to the recent stock split) and a number of shares of restricted stock equal to the product of 33,333 multiplied by the Black-Scholes value of an option and divided by the fair market value of the stock on the grant date.

     The Company’s press releases announcing the appointment of Ms. Dering to her new position and the appointment of Ms. Huber as Executive Vice President and Chief Financial Officer are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 12, 2005.
99.2	Press Release dated May 12, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY’S CORPORATION
Date: May 13, 2005	By:	/s/ John J. Goggins
John J. Goggins
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 12, 2005.
99.2	Press Release dated May 12, 2005.